February 24, 2022

ONEASCENT LARGE CAP CORE ETF (the “Fund”)

Supplement to the Prospectus and Statement of Additional Information dated November 7, 2022

Effective immediately, the Fund’s Prospectus and Statement of Additional Information are amended to reflect that Andrew Manton is being added as a Portfolio Manager of the Fund.

The Portfolio Management section on page 5 of the prospectus is deleted and replaced with the following:

Portfolio Management

Investment Adviser – OneAscent Investment Solutions, LLC

Portfolio Managers

– Cole Pearson, President, Investment Solutions of the Adviser, has been a portfolio manager of the Fund since its inception in November 2021.

– Nathan Willis, CFA, CAIA, Director of Portfolio Strategy of the Adviser, has been a portfolio manager of the Fund since its inception in November 2021.

– Andrew Manton, Chief Equity Strategist and Senior Portfolio Manager of the Adviser, has been a portfolio manager of the Fund since February 2022.

The Portfolio Managers section on page 17 of the prospectus is deleted and replaced with the following:

The investment decisions for the Fund are made by Cole Pearson, Nathan Willis, CFA, CAIA, and Andrew Manton.

Mr. Pearson joined the Adviser in 2018 and serves as its President, Investment Solutions. He also serves on the Adviser’s Board of Directors. Mr. Pearson is responsible for developing and leading the firm’s investment programs, including portfolio management and business development activities. From 2015 to 2018, Mr. Pearson was a Senior Investment Associate for Eventide Asset Management. Mr. Pearson is an active member of Covenant Presbyterian Church. Mr. Pearson received a B.A. in International Finance with a minor in Mandarin-Chinese from the University of Alabama. He is a CFA Level III Candidate.

Mr. Willis joined the Adviser in 2021 and serves as its Director of Portfolio Strategy. From 2019 to 2020 Mr. Willis served as Chief Investment Officer of Greenhawk Corporation, a single-family office. Prior to Greenhawk, he worked at GenSpring Family Offices (2004 to 2019) and at Wachovia Bank (2000 to 2004). Mr. Willis is a Deacon in the Presbyterian Church in America. Mr. Willis received a B.A. in Business Administration with a concentration in Information Systems and a minor in Economics from Taylor University.

Mr. Manton joined the Adviser in 2021 and serves as its Chief Equity Strategist and Senior Portfolio Manager. Mr. Manton has served as a Portfolio Manager of the Fund since February 2022. Mr. Manton served as Senior Portfolio Manager at Shelton Capital Management (“SCM”) from July 2016 to December 2021. Prior to his affiliation with SCM, Mr. Manton served as a Senior Portfolio Manager at WHV Investments (“WHV”). Prior to his affiliation with WHV, Mr. Manton was a Senior Research Analyst and a member of the Large Cap Global Equities team at Victory Capital Management, and an analyst in both the fundamental Active Equities and Quantitative Strategies groups at Deutsche Asset Management. He has a BS in Finance from the University of

Illinois at Chicago and an MBA with a concentration in Quantitative Finance and Accounting from the Tepper School of Business at Carnegie Mellon University.

The Fund’s Statement of Additional Information provides additional information about the Fund’s Portfolio Managers, including their compensation, other accounts that they manage, and ownership of Fund shares.

The About the Portfolio Managers section beginning on page 14 of the Fund’s Statement of Additional Information is deleted and replaced with the following:

The Fund is managed by Cole Pearson, President, Investment Solutions, of the Adviser, Nathan Willis, CFA, CAIA, Director of Portfolio Strategy at the Adviser, and Andrew Manton, Chief Equity Strategist and Senior Portfolio Manager of the Adviser (each, a “Portfolio Manager, together, the “Portfolio Managers”). The Portfolio Managers’ compensation will not be based on the investment performance of the Fund, but will be a function of the overall profitability of the Adviser.

Each Portfolio Manager may also carry on investment activities for his own account(s) and/or the accounts of immediate family members. Conflicts may arise as a result of the Portfolio Managers’ differing economic interests in respect of such activities. The Portfolio Managers’ management of “other accounts” may give rise to potential conflicts of interest. The other accounts may have the same investment objective as the Fund. A potential conflict of interest may arise whereby a Portfolio Manager could favor one account over another, or the Portfolio Manager's knowledge about the size, timing and possible market impact of Fund trades, could be used to the advantage of other accounts. In order to mitigate these risks, the Adviser has established policies and procedures to ensure that the purchase and sale of securities are fairly and equitably allocated.  Where possible, the Portfolio Managers aggregate client transactions, including the Fund’s, when it is believed that such aggregation may facilitate the Adviser’s duty of best execution. Aggregation facilitates the pro-rata sharing of transaction costs and an average price of such transactions for client accounts that participate. The Adviser generally allocates securities among client accounts according to each account’s pre-determined participation in the transaction. The Adviser’s policy prohibits any allocation of trades that would favor any accounts or clients over any other account(s). The Adviser monitors trades daily to ensure this policy is not violated.

As of December 31, 2021, the Portfolio Managers were also responsible for the management of the following types of other accounts in addition to the Fund:

Cole Pearson
Type of Account	Number of Other Accounts Managed	Total Assets in Other Accounts Managed (millions)	Number of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	4	$63.4	0	$0
Other Accounts:	32	$638.1	0	$0

Nathan Willis
Type of Account	Number of Other Accounts Managed	Total Assets in Other Accounts Managed (millions)	Number of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	4	$63.4	0	$0
Other Accounts:	32	$638.1	0	$0

Andrew Manton
Type of Account	Number of Other Accounts Managed	Total Assets in Other Accounts Managed (millions)	Number of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0

As of the date of this SAI, the Portfolio Managers owned no shares of the Fund.

You should read this supplement in conjunction with the Fund’s Prospectus and Statement of Additional Information, each dated November 7, 2022, and retain it for future reference.